UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): October 15, 2012

AVID TECHNOLOGY, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	0-21174 (Commission File Number)	04-2977748 (I.R.S. Employer Identification No.)

75 Network Drive, Burlington, Massachusetts 01803 (Address of Principal Executive Offices) (Zip Code)

(978) 640-6789 (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⎕	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⎕	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⎕	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))

⎕	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Karl E. Johnsen was appointed as Vice President, Controller and Chief Accounting Officer of Avid Technology, Inc. (the “Company”) effective October 15, 2012. In this role, Mr. Johnsen will also act as Principal Accounting Officer of the Company. Ken Sexton, Executive Vice President, Chief Financial Officer and Chief Administrative Officer of the Company, ceased serving as interim Principal Accounting Officer upon Mr. Johnsen’s appointment.

From December 2011 to October 12, 2012, Mr. Johnsen, age 44, served as Corporate Vice President, Finance of FusionStorm, a reseller of technology products and provider of professional and cloud services, where he was responsible for directing and managing the finance and accounting department. From February 2007 to December 2011, Mr. Johnsen served as Vice President, Finance of GlassHouse Technologies, Inc., a provider of data center consulting, technology integration and managed services, where he was responsible for directing and managing the domestic and international finance and accounting department.

There are no arrangements or understandings between Mr. Johnsen and any other persons pursuant to which he was selected as an officer, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

The Company has entered into an employment offer letter (the “Letter”) with Mr. Johnsen. The Letter has no specified term, and Mr. Johnsen’s employment with the Company is on an at-will basis. The material terms of the Letter are summarized below.

Salary and Bonus. Under the Letter, Mr. Johnsen is entitled to receive an annual base salary of $250,000. He is also eligible to participate in the Company’s annual performance bonus plan, where his target annual bonus is equal to 35% of his base salary, with a portion of the target annual bonus tied to the attainment of company performance objectives (currently 80%) and the remaining amount tied to the attainment of individual performance objectives (currently 20%). Potential payouts range from 0% to greater than 35% of base salary based on the degree to which performance objectives have been met and other factors, including the discretion of the plan administrator. Any bonus paid for 2012 will be pro-rated by the number of days he was employed by the Company in 2012.

Equity Awards. On October 15, 2012 (the “Grant Date”), the Company granted to Mr. Johnsen the following equity awards under the Company’s Amended and Restated 2005 Stock Incentive Plan:

•           an option to purchase 8,000 shares of the Company’s common stock, which will have a seven year term and an exercise price per share equal to $8.88 (the closing price of the Company’s common stock on the Nasdaq Global Select Market on the Grant Date), with 25% of such shares vesting on the first anniversary of the Grant Date and the remaining 75% of such shares vesting in equal 6.25% installments every three months thereafter ending on the fourth anniversary of the Grant Date;

• an option to purchase 16,000 shares of the Company’s common stock, which will have a seven year term and an exercise price per share equal to $8.88 (the closing price of the Company’s common stock on the Nasdaq Global Select Market on the Grant Date), with vesting of such shares tied to the Company’s achievement of annual return on equity (“ROE”) targets or operating margin targets set forth below:

Annual Return on Equity Targets	Percentage of Performance-Based Option to Vest

5%	20%
7%	36%
9%	52%
11%	68%
13%	84%
15%	100%

Annual Operating Margin Targets	Percentage of Performance-Based Option to Vest

5%	33.33%
7.5%	66.66%
10%	100%

•      4,000 time-based restricted stock units (“RSUs”), with each unit representing the right to receive one share of the Company’s common stock. 25% of such RSUs will vest on the first anniversary of the Grant Date and the remaining 75% of such RSUs will vest in equal 6.25% installments every three months thereafter ending on the fourth anniversary of the Grant Date; and

•           4,000 performance-based RSUs, with each unit representing the right to receive one share of the Company’s common stock.  These RSUs will vest on a performance-based schedule tied to the achievement of annual ROE targets or operating margin targets set forth below:

Annual Return on Equity Targets	Percentage of Performance-Based RSUs to Vest

5%	20%
7%	36%
9%	52%
11%	68%
13%	84%
15%	100%

Annual Operating Margin Targets	Percentage of Performance-Based RSUs to Vest

5%	33.33%
7.5%	66.66%
10%	100%

Any performance-based RSUs that have not vested as of the date the Board makes the final determination of ROE and operating margin for 2022 will be forfeited.

ROE will be the percentage determined using the Company’s published non-GAAP pre-tax income for the applicable year divided by the average common stockholder equity during the same year. ROE determinations for each year will be made by the Board, or a duly authorized committee thereof, based upon the Company’s financial results for the applicable calendar year.

Operating margin is defined as the percentage determined using the Company’s published non-GAAP operating profit divided by the Company’s published revenue for the applicable year. Operating margin determinations for each year will be made by the Board, or a duly authorized committee thereof, based upon the Company’s financial results for the applicable year.

For the avoidance of doubt, the percentage of performance-based options or RSUs that vests will be the higher of the ROE or operating margin vesting percentage achieved on a vesting date and is not cumulative.

In each case, vesting is conditioned on Mr. Johnsen being employed by the Company on the applicable vesting date.

Severance. The Letter provides that if Mr. Johnsen’s employment is terminated by the Company without cause (as defined in the Letter) other than due to his long-term disability, then the Company will pay to Mr. Johnsen (i) his base salary for a period of six months following his termination, (ii) an annual bonus, if earned, pro-rated by the number of months he was employed by the Company during the year of the date of his termination, and (iii) an amount equal to the Company’s portion of his COBRA premiums for 6 months after the termination of his employment.

If Mr. Johnsen’s employment with the Company is terminated by the Company without cause within one year after a change-in-control of the Company, in addition to the severance described above, the Company will pay to Mr. Johnsen an additional six months base salary, and the exercisability, with respect to stock options, and the payment, with respect to RSUs, of 25% (or such smaller percentage as may then be unvested) of the original amount of any individual stock option or RSU grant made to Mr. Johnsen will accelerate in full as of his last date of employment.

Other Benefits. Mr. Johnsen will be eligible to participate in the benefit programs generally available to officers of the Company.

The foregoing summary of the material terms of the Letter is qualified in its entirety by the Letter, the form of which is filed as an exhibit to the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 29, 2012, and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

	Exhibit Number	Description
10.1#
Form of Executive Officer Employment Letter (incorporated by reference to Exhibit 10.37 of the Registrant’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 29, 2012 (File No. 000-21174))

______________________________
# Management contract or compensatory plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVID TECHNOLOGY, INC.
(Registrant)

Date: October 17, 2012	By:	/s/ Ken Sexton
	Name:	Ken Sexton
	Title:	Executive Vice President, Chief Financial Officer and Chief Administrative Officer